John Hancock Funds II
Supplement dated February 3, 2011
to the Prospectus dated April 30, 2010
Lifestyle Balanced Portfolio
The Lifestyle Balanced Portfolio Class R5 Ticker symbol is replaced with the following:
JTSBX